Exhibit 32.1

CERTIFICATION
PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SECTION 1350)

        In connection with the Report of Champps Entertainment, Inc. (the “Company”) on Form 10-K for the period ended June 27, 2004 as filed with the Securities and Exchange Commission on September 8, 2004 (the “Report”), I, William H. Baumhauer, Chairman of the Board, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and,

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 8, 2004	By: /s/ William H. Baumhauer William H. Baumhauer Chairman of the Board President and Chief Executive Officer